UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2016

Capital Auto Receivables Asset Trust 2016-2

(Issuing Entity with respect to Securities)

Capital Auto Receivables LLC

(Depositor with respect to Securities)

Ally Financial Inc.

(Sponsor with respect to Securities)

Delaware	333-208079-02	81-6578341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Capital Auto Receivables LLC 200 Renaissance Center Detroit, Michigan		48265
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: 1-866-710-4623

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01.     Entry into a Material Definitive Agreement and Other Events

Capital Auto Receivables LLC (“Capital Auto”) has registered an issuance of $7,232,128,000 in principal amount of asset backed notes on Form SF-3 (Registration File No. 333-208079) under the Securities Act of 1933, as amended (the “Act”), filed on November 17, 2015, as amended by Pre-Effective Amendment No. 1 on December 23, 2015, by Pre-Effective Amendment No. 2 on January 14, 2016 and by Pre-Effective Amendment No. 3 on January 29, 2016 (as amended, the “Registration Statement”).

On July 12, 2016, Capital Auto and Ally Financial Inc. entered into an Underwriting Agreement with Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and SG Americas Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Capital Auto Receivables Asset Trust 2016-2 (the “Issuing Entity”) in the following classes: (i) the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), (ii) the Class A-2a Asset Backed Notes (the “Class A-2a Notes”), (iii) the Class A-2b Asset Backed Notes (the “Class A-2b Notes”), (iv) the Class A-3 Asset Backed Notes (the “Class A-3 Notes”), (v) the Class A-4 Asset Backed Notes (the “Class A-4 Notes”), (vi) the Class B Asset Backed Notes (the “Class B Notes”), (vii) the Class C Asset Backed Notes (the “Class C Notes”) and (viii) the Class D Asset Backed Notes (the “Class D Notes” and together with the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, the “Notes”). The Notes have an aggregate principal balance of $754,650,000. Only the Notes have been registered pursuant to the Act under the Registration Statement. The Certificates of the Issuing Entity will initially be held by the Depositor. It is expected that the Notes will be issued on or about July 20, 2016 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes will be issued pursuant to an Indenture attached hereto as Exhibit 4.1, to be dated as of the Closing Date between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which will consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

On the Closing Date, the Receivables will have the characteristics described in the Prospectus, dated as of July 12, 2016, to be filed with the Commission pursuant to Rule 424(b)(5) of the Act on or before July 14, 2016.

Legal opinions of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

Item 9.01.	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of July 12, 2016, by and among Ally Financial Inc., Capital Auto Receivables LLC and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and SG Americas Securities, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Capital Auto Receivables Asset Trust 2016-2 and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of July 20, 2016.

Exhibit 4.2	Trust Agreement between Capital Auto Receivables LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, to be dated as of July 20, 2016.

Exhibit 4.3	Pooling and Servicing Agreement between Ally Financial Inc., as Seller and Servicer, and Capital Auto Receivables LLC, to be dated as of July 20, 2016.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of July 14, 2016.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of July 14, 2016.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Trust Sale and Servicing Agreement among Ally Financial Inc., as Servicer, Custodian and Seller, Capital Auto Receivables LLC, as Depositor, and Capital Auto Receivables Asset Trust 2016-2, as Issuing Entity, to be dated as of July 20, 2016.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Capital Auto Receivables LLC, as Depositor, to be dated as of July 20, 2016.

Exhibit 99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2016-2, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of July 20, 2016.

Exhibit 99.4	Asset Representations Review Agreement among Capital Auto Receivables Asset Trust 2016-2, as Issuing Entity, Ally Financial Inc., as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, to be dated as of July 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES LLC

By:	/s/ M. T. St. Charles
Name:	M. T. St. Charles
Title:	Vice President

Dated: July 14, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of July 12, 2016, by and among Ally Financial Inc., Capital Auto Receivables LLC and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and SG Americas Securities, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Capital Auto Receivables Asset Trust 2016-2 and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of July 20, 2016.

Exhibit 4.2	Trust Agreement between Capital Auto Receivables LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, to be dated as of July 20, 2016.

Exhibit 4.3	Pooling and Servicing Agreement between Ally Financial Inc., as Seller and Servicer, and Capital Auto Receivables LLC, to be dated as of July 20, 2016.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of July 14, 2016.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of July 14, 2016.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Trust Sale and Servicing Agreement among Ally Financial Inc., as Servicer, Custodian and Seller, Capital Auto Receivables LLC, as Depositor, and Capital Auto Receivables Asset Trust 2016-2, as Issuing Entity, to be dated as of July 20, 2016.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Capital Auto Receivables LLC, as Depositor, to be dated as of July 20, 2016.

Exhibit 99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2016-2, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of July 20, 2016.

Exhibit 99.4	Asset Representations Review Agreement among Capital Auto Receivables Asset Trust 2016-2, as Issuing Entity, Ally Financial Inc., as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, to be dated as of July 20, 2016.